Exhibit 10.36.1

EXECUTION

AMENDMENT NO. 1

TO MORTGAGE LOAN PARTICIPATION SALE AGREEMENT

Amendment No. 1 to the Mortgage Loan Participation Sale Agreement, dated as of August 4, 2017 (this “Amendment”) between JPMorgan Chase Bank, National Association (the “Purchaser”) and loanDepot.com, LLC (the “Seller”).

RECITALS

The Purchaser and the Seller are parties to that certain Mortgage Loan Participation Sale Agreement, dated as of August 15, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Participation Agreement”); as further amended by this Amendment, the “Participation Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Participation Agreement.

The Purchaser and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Participation Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Participation Agreement.

Accordingly, the Purchaser and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Participation Agreement is hereby amended as follows:

SECTION 1. Amendments; Agreements. The Existing Participation Agreement is hereby amended by deleting Section 11(a) in its entirety and replacing it with the following:

(a) This Agreement shall continue in effect until the earliest of (i) August 13, 2018, and (ii) at Purchaser’s option, upon the occurrence of a Servicing Termination Event; provided, however, that no termination will affect the obligations hereunder as to any Transaction then outstanding. A Transaction shall be deemed “outstanding” (each, an “Outstanding Transaction”) during the period commencing on the effective date of such Transaction and continuing until the later of (i) the date of the expiration (or early termination) of the relevant Interim Servicing Period and (as applicable) the effective transfer of Servicing Rights to a Designated Servicer or (ii) the expiration of the time period for the exercise of Purchaser’s rights and remedies pursuant to subclause (v) of the definition of “Transaction”. Notwithstanding the foregoing or any other provision of this Agreement, Seller’s liability for Purchaser’s claims for damages hereunder and liability for Seller’s indemnities, representations and warranties contained herein shall survive any termination of this Agreement.

SECTION 2. Acknowledgment. For the avoidance of doubt, the Purchaser and Seller hereby acknowledge and agree that all other terms and conditions set forth in the Existing Participation Agreement remain unchanged and are in full force and effect.

SECTION 3. Conditions Precedent. This Amendment shall be effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Purchaser shall have received the following documents, each of which shall be satisfactory to the Purchaser in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Purchaser and the Seller; and

(b) any other amendments to the Program Documents requested by Purchaser.

SECTION 4. Representations and Warranties. Seller hereby represents and warrants to the Purchaser that it is in compliance with all the terms and provisions set forth in the Participation Agreement, on its part to be observed or performed, and that no Servicing Termination Event has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9 of the Participation Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Participation Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their name to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

PURCHASER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to Amendment No. 1 to Mortgage Loan Participation Sale Agreement

SELLER:

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 1 to Mortgage Loan Participation Sale Agreement